SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Sugar Creek Financial Corp.
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July 17, 2015

Dear Fellow Stockholder:

We cordially invite you to attend the annual meeting of stockholders of Sugar Creek Financial Corp. The meeting will be held at the Trenton House Restaurant, 2 East Broadway, Trenton, Illinois, on Monday, August 17, 2015, at 2:00 p.m., local time.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we also will report on our business operations. Our directors and officers, as well as a representative of Michael Trokey & Company, P.C., our independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to return a completed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Robert J. Stroh, Jr.
Chairman, Chief Executive Officer
and Chief Financial Officer

28 West Broadway

Trenton, Illinois 62293

(618) 224-9228

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	2:00 p.m., local time, on Monday, August 17, 2015

PLACE	Trenton House Restaurant, 2 East Broadway, Trenton, Illinois

ITEMS OF BUSINESS	(1) The election of two directors to serve for a term of three years;

(2) The approval of the Sugar Greek Financial Corp. 2015 Restricted Stock Plan;

(3) The ratification of the selection of Michael Trokey & Company, P.C. to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2016; and

(4) The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To be eligible to vote at the annual meeting, you must have been a stockholder as of the close of business on June 26, 2015.

PROXY VOTING	It is important that your shares be represented and voted at the annual meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction form and are described in the accompanying Proxy Statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

Phyllis J. Brown
Corporate Secretary

Trenton, Illinois

July 17, 2015

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card or voting instruction form.

SUGAR CREEK FINANCIAL CORP.

PROXY STATEMENT

GENERAL INFORMATION

Sugar Creek Financial Corp. (“Sugar Creek Financial”) is providing this Proxy Statement to you in connection with the solicitation of proxies by its Board of Directors for use at the 2015 annual meeting of stockholders and any adjournment or postponement of the annual meeting. Sugar Creek Financial is the holding company for Tempo Bank.

The annual meeting will be held at the Trenton House Restaurant, 2 East Broadway, Trenton, Illinois, on Monday, August 17, 2015, at 2:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about July 17, 2015.

Important Notice Regarding the Availability of Proxy Materials

for the STOCKholder Meeting to Be Held on AUGUST 17, 2015

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2015 are available at www.edocumentview.com/sugr.

INFORMATION ABOUT VOTING

Stockholders Entitled to Vote at the Meeting

You are entitled to vote your shares of common stock if our records show that you held your shares as of the close of business on June 26, 2015. As of the close of business on that date, 949,245 shares of common stock were outstanding. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, in excess of 10% of our outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock in one or more of the following ways:

•	Directly in your name as the stockholder of record; or

•	Indirectly, in “street name,” through a broker, bank or other holder of record.

If you are the holder of record of your shares, we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name through a broker, bank or other nominee, you are considered the beneficial owner of those shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote by completing a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you want to vote your shares of common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

Attending the Annual Meeting

Only stockholders and our invited guests are eligible to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. Examples of proof of ownership are a recent brokerage account statement and a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to be cast at the annual meeting are present at the meeting, either in person or by proxy.

Votes Required for Proposals. In voting on the election of directors, you may, as to each nominee, vote in favor of the nominee or withhold your vote as to the nominee. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

In voting on the approval of the Sugar Creek Financial Corp. 2015 Restricted Stock Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. Approval of this proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

In voting on the ratification of the appointment of Michael Trokey & Company, P.C. to serve as our independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting. Ratification of this proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

Effect of Not Casting Your Vote. If you hold your shares in street name, you must instruct your bank or broker on how to cast your vote if you want your vote to count in the election of directors (Item 1 of this Proxy Statement) and in the vote to approve the Sugar Creek Financial Corp. 2015 Restricted Stock Plan (Item 2 of this Proxy Statement). Your bank or broker is unable to vote your uninstructed shares on these items on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker on how to vote in the election of directors and in the vote to approve the Sugar Creek Financial Corp. 2015 Restricted Stock Plan, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank or broker, however, has discretion to vote any uninstructed shares on the ratification of the selection of the independent registered public accounting firm (Item 3 of this Proxy Statement). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

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How We Count Votes. If you return valid proxy instructions or attend the annual meeting in person, we will count your shares as present to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposals to approve the Sugar Creek Financial Corp. 2015 Restricted Stock Plan and to ratify the selection of the independent registered public accounting firm, we will not count abstentions and broker non-votes as votes cast. Therefore, abstentions and broker non-votes will have no effect on the outcome of either proposal.

Voting by Proxy

Our Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board of Directors. The Board of Directors unanimously recommends a vote:

•	“FOR” all of the nominees for director;

•	“FOR” the approval of the Sugar Creek Financial Corp. Restricted Stock Plan; and

•	“FOR” the ratification of Michael Trokey & Company, P.C. to serve as our independent registered public accounting firm.

If any matters not described in this Proxy Statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must advise our Corporate Secretary in writing before your shares have been voted at the annual meeting, deliver valid proxy instructions with a later date, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Tempo Bank Employee Stock Ownership Plan and/or the Tempo Bank Savings and Profit Sharing Plan

If you participate in the Tempo Bank Employee Stock Ownership Plan (the “ESOP”), or if you invest in our common stock through the Sugar Creek Financial Corp. Stock Fund (the “Stock Fund”) in the Tempo Bank Employees’ Savings and Profit Sharing Plan and Trust (the “401(k) Plan”), you will receive a vote authorization form for each plan that will reflect all the shares that you may direct the respective plan trustee to vote on your behalf under the respective plan. Under the terms of the ESOP, the ESOP trustee will vote all shares held by the ESOP, but each participant in the ESOP may direct the trustee on how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which timely voting instructions are not received in the same proportion as shares for which it has received valid voting instructions. Under the terms of the 401(k) Plan, a participant investing in the Stock Fund may direct the Stock Fund trustee on how to vote the shares credited to his or her account. The Stock Fund trustee will vote all shares for which it does not receive timely voting instructions from participants based on the final results of the tabulation. The deadline for returning all vote authorization forms is August 10, 2015.

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CORPORATE GOVERNANCE

Director Independence

Currently, our Board of Directors consists of six members. All of our directors are independent under the current listing standards of the NASDAQ Stock Market, except for Mr. Stroh, who is the Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Sugar Creek Financial and Tempo Bank, and Mr. Eversman, who is the President and Chief Operating Officer of Sugar Creek Financial and Tempo Bank. In determining director independence, the Board of Directors considered transactions, relationships and arrangements between us and our directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons,” including loans or lines of credit that Tempo Bank has, directly or indirectly, made to Director Fleming.

Board Leadership Structure and Board Role in Risk Oversight

The Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as having a separate Chairman and Chief Executive Officer, is necessary to achieve effective oversight. The Board is currently composed of six directors, four of whom are independent directors under the listing standards of the NASDAQ Stock Market. The Chairman of the Board has no greater or lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transactions. All directors, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director. The Board does not currently have a lead director.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To fulfill this responsibility, the Chairman of the Board meets regularly with management to discuss strategy and the risks we face. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and the independent members of the Board work together to provide strong, independent oversight of our management and business affairs through the Board’s standing committees and, when necessary, special meetings of the independent directors.

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Board Committees

Audit Committee. We have a separately designated standing Audit Committee, consisting of Directors Timothy W. Deien, Daniel S. Reilly (Chairperson) and Gary R. Schwend. The Audit Committee meets periodically with the independent registered public accounting firm and with management to review accounting, auditing, internal control structure and financial reporting matters. Each member of the Audit Committee is independent in accordance with the listing standards of the NASDAQ Stock Market. The Board of Directors has determined that Mr. Reilly is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.” The Audit Committee operates under a written charter which is available on the home page of Tempo Bank’s website (www.tempobank.com). The Audit Committee held four meetings in fiscal 2015.

Other Committees. We do not maintain separately designated compensation committee or nominating committee. Based on the number of independent directors currently serving on the Board of Directors, we believe that the functions customarily attributable to these committees are sufficiently performed by the full Board of Directors.

Compensation Processes and Procedures

The Board of Directors is responsible for overseeing employee compensation and benefit programs. Management develops recommendations for the Board of Directors regarding the appropriate range of annual salary increases of our employees. Each member of the Board of Directors participates in the consideration of executive officer and director compensation. Our Chief Executive Officer and Chief Financial Officer and President and Chief Operating Officer do not participate in Board discussions or the review of Board documents relating to the determination of their compensation.

Director Nominations

The Board of Directors is responsible for the annual selection of its nominees for election as directors and for developing and implementing corporate governance policies and practices.

Minimum Qualifications. The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or Board committee governing documents.

The Board of Directors will consider the following criteria in selecting nominees for initial election or appointment to the Board of Directors: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to Sugar Creek Financial and its stockholders; independence; and any other factors the Board of Directors deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review the existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board of Directors; and the director’s independence.

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Director Nomination Process. The Board of Directors undertakes the following process to identify and evaluate individuals to be nominated for election to the Board of Directors:

Identification. To identify nominees for the Board of Directors, the Board relies on personal contacts of the Board members and their knowledge of members of the communities we serve. The Board of Directors also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Board of Directors has not used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Board of Directors determines whether the candidate is eligible and qualified to serve on the Board of Directors by evaluating the candidate under the selection criteria set forth above. If the candidate fulfills these criteria, the Board of Directors will conduct a check of the candidate’s background and interview the candidate to further assess his or her qualities and the contributions he or she would make to the Board of Directors.

Consideration of Nominees Recommended by Stockholders. It is the policy of the Board of Directors to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Board’s resources, the Board of Directors will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To recommend a director candidate to the Board of Directors, a stockholder must submit the following information in writing, addressed to the Chairman of the Board, care of the Corporate Secretary, at our main office:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	The name and address of the stockholder making the recommendation, as they appear on our stockholder records; provided, however, that if the stockholder is not a registered holder of our common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the stockholder’s ownership of our common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the annual meeting of stockholders, the Board of Directors must receive the recommendation at least 120 calendar days before the date the proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

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Board and Committee Meetings

During fiscal year 2015, the Boards of Directors of Sugar Creek Financial and Tempo Bank jointly held 12 meetings. No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which he served in fiscal year 2015.

Directors Attendance at Annual Meeting

The Board of Directors encourages each director to attend the annual meeting of stockholders. All directors attended the 2014 annual meeting of stockholders.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct (the “Code”) that is designed to ensure that our directors and employees meet the highest standards of ethical conduct. The Code, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Report of the Audit Committee

Our management is responsible for our internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on their conformity with accounting principles generally accepted in the United States of America. The Audit Committee oversees the internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management has represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from us and our management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee has discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of our internal control over financial reporting and the overall quality of our financial reporting process.

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In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of our consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that our consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of our consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that our independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2015 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, Michael Trokey & Company, P.C. to be our independent registered public accounting firm for the fiscal year ending March 31, 2016.

Audit Committee of the Board of Directors

Daniel S. Reilly (Chairperson)

Timothy W. Deien

Gary R. Schwend

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Directors’ Compensation

The following table provides the compensation received by the individuals who served as our non-employee directors during fiscal year 2015. The table excludes perquisites, which did not exceed $10,000 in the aggregate for any director.

	Fees Earned or Paid in Cash		All Other Compensation	Total
Timothy W. Deien	$6,055		$—	$6,055
Timothy P. Fleming	10,800	(1)	—	10,800
Daniel S. Reilly	6,800		—	6,800
Gary R. Schwend	6,320		—	6,320

(1)	Includes legal retainer of $1,250 per quarter.

Retainer and Meeting Fees Paid to Non-Employee Directors. The following table sets forth the applicable retainers and fees paid to our non-employee directors.

Board of Directors of Tempo Bank:
Board meeting fee	$400

Board of Directors of Sugar Creek Financial:
Annual retainer	1,000
Audit Committee Chairman annual retainer	1,000

Stock Ownership

The following table provides information, as of June 26, 2015, about the persons known to us that beneficially own more than 5% of our outstanding shares of common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Tempo Bank	79,342	(2)	8.3%
Employee Stock Ownership Plan Trust
28 West Broadway
Trenton, IL 62293

Stilwell Activist Fund, L.P.	77,088	(3)	8.1
Stilwell Activist Investments, L.P.
Stilwell Partners, L.P.
Stilwell Value LLC
Joseph Stilwell
111 Broadway, 12th Floor
New York, NY 10006

(1)	Based on 949,245 shares outstanding as of June 26, 2015.
(2)	ESOP shares are held in a suspense account for future allocation among participants as the loans used to purchase the shares are repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted by the trustee according to the participants’ instructions and unallocated shares and shares for which instructions are not provided are voted by the trustee in the same ratio as ESOP participants direct the voting of allocated shares, subject to the fiduciary duties of the trustee.
(3)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on March 19, 2015.

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The following table provides information, as of June 26, 2015, about the shares of our common stock that are beneficially owned by each director, by each executive officer named in the Summary Compensation table and by all directors and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Number of Shares Owned(1)(2)		Percent of Common Stock Outstanding (3)

Timothy D. Deien	1,089		*	%
Francis J. Eversman	18,758		2.0
Timothy P. Fleming	11,381	(4)	1.1
Daniel S. Reilly	2,723		*
Gary R. Schwend	5,496		*
Robert J. Stroh, Jr.	30,485		3.2
All directors and executive officers as a group (7 persons)	75,600		8.0

*	Represents less than 1%.
(1)	Includes shares held in the 401(k) Plan through a unitized Employer Stock Fund as follows: Mr. Stroh (23,798 shares) and Mr. Eversman (12,953 shares).
(2)	Includes shares allocated in the ESOP as follows: Mr. Stroh (4,186 shares); and Mr. Eversman (3,454 shares).
(3)	Based on 949,245 shares outstanding as of June 26, 2015.
(4)	Includes 11,381 shares held in a fiduciary capacity.

Items OF BUSINESS to be Voted on by STOCKHOLDERs

Item 1 — Election of Directors

The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until his successor has been elected and qualified. The nominees are Gary R. Schwend and Timothy W. Deien, who currently serve as directors. There are no family relationships among the directors.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” all of the nominees for director.

Information regarding the nominees for director and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual’s biography is as of March 31, 2015. The indicated period for service as a director includes service as a director of Tempo Bank.

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Board Nominees for Terms Ending in 2018

Gary R. Schwend is the owner and president of Trenton Processing Center, a meat processor. Age 60. Director since 2000.

Mr. Schwend’s background offers the Board of Directors substantial small company management experience, specifically within the region in which we conduct business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, he offers the Board significant business experience from a setting outside of the financial services industry.

Timothy W. Deien is the dealer principal of Deien Chevrolet, an automobile dealership. Age 49. Director since 2003.

Mr. Deien brings significant business and management level experience from a setting outside of the financial services industry. In addition, he has gained significant marketing and operational experience through his business experience.

Directors Continuing in Office with Terms Ending in 2016

Robert J. Stroh, Jr. has been the Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer of Tempo Bank since 1992. He served as President and Treasurer from 1980 to 1992. He also serves as the Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer of Sugar Creek Financial. Age 67. Director since 1976.

Mr. Stroh’s extensive knowledge of our operations, along with his involvement in business and civic organizations in the communities in which we conduct business affords the board of directors with valuable insight regarding our business and operations. His knowledge of our business and history position him well to continue to serve as Chairman, Chief Executive Officer and Chief Financial Officer.

Francis J. Eversman has been the President and Chief Operating Officer of Tempo Bank since 1993. He served as Vice President and Corporate Secretary from 1980 to 1993. He also serves as President and Chief Operating Officer of Sugar Creek Financial. Age 64. Director since 1980.

Mr. Eversman’s extensive knowledge of our operations, along with his experience in the local banking industry and involvement in business and civic organizations in the communities in which we conduct business affords the board of directors with valuable insight regarding our business and operations. In addition, his background provides the Board of Directors with critical experience in certain banking industry matters, which are essential to our business.

Directors Continuing in Office with Terms Ending in 2017

Timothy P. Fleming, an attorney, is a shareholder in and the President of the law firm Fleming & Fleming, LTD. Age 68. Director since 1996.

As a practicing attorney, Mr. Fleming provides the Board of Directors with important knowledge and insight necessary to assess the legal issues inherent in our business. Mr. Fleming has provided us with general legal advice since 1996. In addition, Mr. Fleming has strong ties to the local community and provides the Board of Directors with opportunities to continue to serve the local community.

Daniel S. Reilly retired as a partner in the accounting firm of KPMG LLP in 1998. Age 73. Director since 2006.

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Mr. Reilly’s background provides the Board of Directors with critical experience in accounting matters and with valuable insight regarding accounting issues that arise in our business.

Item 2 — Approval of the Sugar Creek Financial Corp. 2015 Restricted Stock Plan

The Board of Directors has adopted, subject to stockholder approval, the Sugar Creek Financial Corp. 2015 Restricted Stock Plan (the “Restricted Stock Plan”), to provide officers, employees and directors of Sugar Creek Financial and Tempo Bank with additional incentives to promote the growth and performance of Sugar Creek Financial. Many of the companies with which we compete for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Restricted Stock Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly-qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Restricted Stock Plan, which is qualified in its entirety by reference to the complete text of the Restricted Stock Plan, which is attached as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Restricted Stock Plan authorizes the issuance or delivery to participants of up to 21,400 shares of Sugar Creek Financial common stock pursuant to grants of restricted stock awards and restricted stock units. This number represents approximately 2.3% of the total outstanding shares of Sugar Creek Financial and approximately 4.0% of the number of shares of common stock sold in our “second-step” conversion from the mutual holding company to stock holding company form of organization.

The Restricted Stock Plan does not reserve any shares of stock that may be issued pursuant to the grant of stock options. Under the Sugar Creek Financial Corp. 2007 Equity Incentive Plan (the “2007 Plan”), 46,449 shares of common stock of Sugar Creek Financial have been reserved for the grant of stock options. Although we have not granted any stock options to date, we may grant stock options under the 2007 Plan until it expires in 2017. No shares of restricted stock remain available for grant under the 2007 Plan.

The Restricted Stock Plan will be administered by the members of the Board of Directors of Sugar Creek Financial who are “disinterested members” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Committee”). The Committee has the authority and discretion to select the persons who will receive awards; to establish the terms and conditions relating to each award; to adopt rules and regulations relating to the Restricted Stock Plan; and to interpret the Restricted Stock Plan. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Equity Incentive Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 of the Securities Exchange Act of 1934, the Restricted Stock Plan also permits the Committee to delegate all or any portion of its responsibilities and authorities to one or more of its members or to any person or persons selected by it. In any such case, the acts of the delegate will be treated as the acts of the Committee.

The Committee may grant an award under the Restricted Stock Plan as an alternative to or replacement of an existing award under the Restricted Stock Plan or any other plan of Sugar Creek Financial or a subsidiary of Sugar Creek Financial, or as the form of payment for grants or rights earned or due under any other plan or arrangement of Sugar Creek Financial or a subsidiary of Sugar Creek Financial, including the plan of any entity acquired by Sugar Creek Financial or a subsidiary of Sugar Creek Financial.

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Eligibility

Employees and directors of Sugar Creek Financial or its subsidiaries are eligible to receive awards under the Restricted Stock Plan.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Restricted Stock Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee. The Committee may grant awards in a combination of restricted stock awards and restricted stock units.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Restricted Stock Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock, however, unlike a restricted stock award, no shares of stock are issued in the name of the recipient until the vesting conditions or other requirements associated with the award are satisfied. A recipient of a restricted stock unit will not be entitled to voting rights or dividend rights that may accrue to the holder of a share of restricted stock until the vesting conditions or other requirements are satisfied and the restricted stock unit is converted to a share of Sugar Creek Financial common stock, unless the award is settled in cash.

Prohibitions on Transfer. Generally, all awards granted under the Restricted Stock Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards also may be transferable pursuant to a qualified domestic relations order. The Committee may permit a participant to designate a beneficiary to receive any rights that may exist under the Restricted Stock Plan upon the participant’s death.

Limitation on Awards Under the Restricted Stock Plan

The maximum number of shares of stock that may be available for awards under the Restricted Stock Plan is 21,400.

To the extent any shares of stock covered by an award under the Restricted Stock Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

If a corporate transaction involving the stock of Sugar Creek Financial (including, without limitation, any stock dividend, forward or reverse stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding restricted stock and restricted stock units. In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, restricted stock.

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Performance Features

General. The Committee may designate whether any restricted stock awards or restricted stock units granted to a participant are intended to be performance-based. Any restricted stock awards or restricted stock units designated as performance-based will be conditioned on the achievement, in whole or in part, of one or more performance measures.

Performance Measures. The performance measures that may be used for any awards will be based on any one or more performance measures, as selected by the Committee, including, for example: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; core return on equity; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; net charge offs; non-performing loans; classified loans; cash flow; capital preservation (core or risk-based); interest rate risk exposure-net portfolio value; interest rate risk sensitivity; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; stock price (including but not limited to, growth measures and total shareholder return); operating expenses as a percentage of average assets; core deposits as a percentage of total deposits; net charge off percentage; average percentage past due; classified assets to total assets; or any combination of the foregoing. Performance measures may be based on the performance of Sugar Creek Financial as a whole or of any one or more subsidiaries or business units of Sugar Creek Financial or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain events, factors or items, at the sole discretion of the Committee. In the sole discretion of the Committee exercised at the time of grant, in the event of a participant’s retirement during the performance period, the award agreement may provide for the vesting of all or a portion of the award, so long as the vesting is not accelerated but will occur at the end of the performance period and will be prorated, based on the period of the participant’s active employment and the level of achievement of the performance measures during the period of active employment.

Vesting of Awards

If the vesting of an award under the Restricted Stock Plan is conditioned on the completion of a specified period of service with Sugar Creek Financial or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in the award agreement. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the Restricted Stock Plan, other than performance based awards, will be granted subject to a vesting schedule of 20% per year over a five-year period commencing one year from the date of grant. Any restricted stock award or restricted stock unit designated as performance-based will vest only on the achievement of one or more performance measures in whole or in part, which are predetermined. All awards would vest upon death or disability, and time-based vesting awards will vest upon involuntary termination of employment or, with respect to a director, termination of service, following a change in control.

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Change in Control

Unless otherwise stated in an award agreement, other than with respect to awards subject to performance-based vesting conditions, upon the occurrence of an involuntary termination of employment or, with respect to a non-employee director, termination of service, following a change in control of Sugar Creek Financial, all restricted stock awards and restricted stock units (other than restricted stock awards and restricted stock units subject to performance-based vesting conditions) shall be fully earned and vested. With respect to awards subject to performance-based vesting conditions, the performance measures will be deemed satisfied upon the occurrence of a change in control. For the purposes of the Restricted Stock Plan, a change in control generally occurs when: (a) Sugar Creek Financial or Tempo Bank merges or consolidates with another entity or merges another bank or corporation into Sugar Creek Financial or Tempo Bank, and immediately after the merger, persons who held a majority of the combined voting power of the resulting corporation is held by persons other than person who were stockholders of Sugar Creek Financial or Tempo Bank immediately before the merger; (b) a filing (other than a Form 13G) under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, discloses that the filing person has become the beneficial owner of 25% or more of the class of the company’s or banks voting securities, provided that this clause will not apply to beneficial ownership held in a fiduciary capacity by an entity of this Sugar Creek Financial directly or indirectly owns 50% or more of its outstanding voting securities; (c) individuals who constitute at least a majority of Sugar Creek Financial or Tempo Bank board of directors at the beginning of any two consecutive year period cease for any reason to constitute a majority of the board, provided that for purposes of this clause any director who is elected by the board (or nominated by the board for election by stockholders) by at least a two-thirds majority of the directors who were directors at the beginning of such two-year period shall be deemed to have also been a director at the beginning of the period; and (d) Sugar Creek Financial or Tempo Bank sells to a third party substantially all of its assets.

In the event an award constitutes deferred compensation, and the settlement or distribution of the benefits subject to the award is triggered by the occurrence of a change in control, then with respect to such award, a change in control shall be defined as required by Section 409A of the Internal Revenue Code.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of service with Sugar Creek Financial or its affiliate or subsidiary; a material violation of one or more of Sugar Creek Financial’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to Sugar Creek Financial’s business or reputation, its affiliates and/or its subsidiaries.

If Sugar Creek Financial is required to prepare an accounting restatement due to the material noncompliance of Sugar Creek Financial, as a result of misconduct, with any financial reporting requirement under the Federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Sugar Creek Financial the amount of any payment in settlement of an award earned or accrued during the twelve- month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require any participant to reimburse Sugar Creek Financial for all or any part of the amount of any payment in settlement of any award granted hereunder.

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Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Restricted Stock Plan or any award granted under the Restricted Stock Plan, provided that, except as provided in the Restricted Stock Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Restricted Stock Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Restricted Stock Plan (other than as provided in the Restricted Stock Plan), or materially modify the requirements for participation in the Restricted Stock Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Restricted Stock Plan or any award agreement, to take effect retroactively or otherwise, to conform the Restricted Stock Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the United States Securities and Exchange Commission or the Financial Accounting Standards Board subsequent to the adoption of the Restricted Stock Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Sugar Creek Financial.

Duration of Plan

The Restricted Stock Plan will become effective upon approval by the stockholders at the meeting. The Restricted Stock Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Restricted Stock Plan on or after the 10-year anniversary of the effective date of the Restricted Stock Plan. At any time, the Board of Directors may terminate the Restricted Stock Plan. However, any termination of the Restricted Stock Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the material federal income tax consequences that may arise in conjunction with participation in the Restricted Stock Plan.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Sugar Creek Financial will be entitled to a corresponding deduction for income tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Any dividends paid to the holder during the restriction period will also be compensation income to the participant, and Sugar Creek Financial will be entitled to a corresponding deduction for income tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

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Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and common stock of Sugar Creek Financial is issued, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Sugar Creek Financial will be entitled to a corresponding deduction for income tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as short or long-term capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery.

Withholding of Taxes. Except as may otherwise be provided by the Committee, Sugar Creek Financial may withhold amounts from the awards delivered to participants to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Restricted Stock Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Sugar Creek Financial.

Tax Advice. The preceding discussion is based on federal income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Restricted Stock Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Restricted Stock Plan. Participants should consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Sugar Creek Financial is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors adopted the Restricted Stock Plan, and the Committee intends to meet after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Restricted Stock Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the annual meeting.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Restricted Stock Plan.

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Item 3 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Michael Trokey & Company, P.C. to serve as our independent registered public accounting firm for fiscal year 2016, subject to ratification by stockholders. A representative of Michael Trokey & Company, P.C. is expected to attend the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Michael Trokey & Company, P.C. to serve as our independent registered public accounting firm.

Audit Fees. The following table sets forth the aggregate fees billed for the fiscal years ended March 31, 2015 and 2014 for professional services rendered by Michael Trokey & Company, P.C.:

	2015	2014
Audit Fees (1)	$36,000	$44,000
Audit-Related Fees (2)	—	100,000
Tax Fees (3)	6,000	6,000
All Other Fees	—	—

(1)	Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees in 2014 consist of fees related to the SEC Registration Statement filed in connection with our “second step” conversion offering.
(3)	Tax fees consist of fees for professional services rendered for tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting the compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide us with any non-audit services that are prohibited by law or regulation.

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Executive Compensation

Summary Compensation Table

The following information is furnished for our principal executive officer and the only other executive officer whose total compensation exceeded $100,000 in fiscal year 2015.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation		Total
Robert J. Stroh, Jr.	2015	$146,369	$6,547	$15,647	(1)	$168,563
Chairman, Chief Executive Officer and Chief Financial Officer	2014	139,392	6,142	9,903		155,437

Francis J. Eversman	2015	123,146	5,407	13,006	(2)	141,559
President and Chief Operating Officer	2014	117,350	5,073	8,129		130,552

(1)	Consists of 401(k) Plan employer matching contribution ($6,234) and value of stock allocation under the ESOP ($9,413).
(2)	Consists of loan review fees ($490), 401(k) Plan employer matching contribution ($5,182) and value of stock allocation under the ESOP ($7,824).

Employment Agreements

Sugar Creek Financial and Tempo Bank have entered into employment agreements with Robert J. Stroh, Jr. and Francis J. Eversman (each the “executive” and together the “executives”). Under the employment agreements, which have essentially identical provisions, Sugar Creek Financial makes any payments not made by Tempo Bank to the executives, but the executives do not receive any duplicative payments.

Each employment agreement provides for a three-year term, and each year the Board of Directors may renew the term for an additional year beyond the then-current expiration date. The employment agreements currently expire on June 24, 2018. The employment agreements establish a base salary for each executive, which the Boards of Directors reviews at least annually. The current base salaries for Messrs. Stroh and Eversman are $146,369 and $123,146, respectively. In addition to base salary, the employment agreements also provide for the executives’ participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and certain fringe benefits.

Under the terms of the employment agreements, Sugar Creek Financial and Tempo Bank will pay the executives for reasonable costs and attorneys’ fees associated with the successful legal enforcement of the executives’ obligations under the employment agreements. The employment agreements also provide for the indemnification of each executive to the fullest extent legally permissible and a one-year non-compete provision if the executive voluntarily terminates his employment or if Sugar Creek Financial or Tempo Bank terminates the executive’s employment without cause other than in connection with a change in control.

Upon termination of employment for cause, as defined in the employment agreements, the executive will receive no further compensation or benefits under the employment agreements.

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If Sugar Creek Financial or Tempo Bank terminates an executive for reasons other than cause (as described in the employment agreements), or if an executive resigns after the occurrence of circumstances specified in his employment agreements that constitute constructive termination, the executive, or, upon his death, his beneficiary, will receive a lump sum cash payment equal to his base salary for the remaining unexpired term of the agreement. The executive will also continue to participate in any benefit plans of Sugar Creek Financial or Tempo Bank that provide medical, dental and life insurance coverage for the remaining term of the agreements, under terms and conditions no less favorable than those provided to executive before his termination. If Sugar Creek Financial or Tempo Bank cannot provide the medical, dental or life insurance coverage under their plans, they will provide comparable coverage on an individual basis or provide a cash equivalent.

If the executive voluntarily terminates his employment under circumstances that would not constitute good reason, he will be entitled to receive his base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

If Sugar Creek Financial or Tempo Bank, or their respective successor, terminates the executive’s employment, or if the executive terminates his employment voluntarily under certain circumstances specified in the employment agreements, within one year of a change in control, the executive will receive a severance payment equal to three times his average annual taxable compensation for the five preceding years. The executive will also continue to participate in any benefit plans of Sugar Creek Financial or Tempo Bank that provide medical, dental and life insurance coverage for up to 36 months, under terms and conditions no less favorable than those provided to the executive during the same term period. The employment agreements also provide for the reduction of change in control payments to the executives to the extent necessary to ensure that they will not receive “excess parachute payments” under Section 280G of the Internal Revenue Code, and, therefore, will not be subject to the 20% excise tax imposed on such payments under Section 4999 of the Internal Revenue Code.

Upon the executive’s disability, as defined in the employment agreements, the executive will receive an amount equal to 100% of his base salary (reduced by payments under other disability programs we sponsor) until the earlier of the date he returns to full-time employment, his death, his attainment of age 65, or the expiration of the agreement. We will also continue to pay the costs of the executives’ and their dependents’ life, health and dental coverage for the remaining term of the employment agreement.

Upon the executive’s death, the employment agreements provide that the executive’s beneficiary will receive the compensation due to the executive through the last day of the calendar month in which his death occurred.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports we have received and written representations provided to us from the individuals required to file the reports, we believe that each of our executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in our common stock during fiscal year 2015.

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Transactions with Related Persons

Federal law generally prohibits us from extending loans to our executive officers and directors. However, there is a specific exemption from such prohibition for loans extended by Tempo Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Tempo Bank, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit Tempo Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. At March 31, 2015, all loans outstanding to related persons (as defined under the Securities and Exchange Commission rules) were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Tempo Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

In accordance with federal banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Tempo Bank’s capital and surplus (up to a maximum of $500,000), and such loans must be approved in advance by a majority of the disinterested members of the Board of Directors.

Since the beginning of our last fiscal year, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

Submission of Business Proposals and STOCKholder Nominations

We must receive any proposals that stockholders seek to have included in our proxy statement for next year’s annual meeting no later than March 19, 2016. If the date of next year’s annual meeting is changed by more than 30 days from August 17, 2016, we must receive any stockholder proposal within a reasonable time before we begin to print and mail the proxy solicitation materials for such annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted by the Securities Exchange Commission.

Our Bylaws provide that, in order for a stockholder to make a director nomination or a proposal for business to be brought before an annual meeting, the stockholder must deliver notice of such nomination and/or proposal to our Corporate Secretary not less than 90 days before the date of the annual meeting; provided, however, that if less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, we must receive such notice at our principal executive office not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to stockholders or such prior public disclosure was made. A copy of the Bylaws may be obtained by writing to us.

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STOCKholder Communications

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Sugar Creek Financial Corp., 28 West Broadway, Trenton, Illinois 62293. Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chairperson of the Board of Directors at the same address.

Miscellaneous

We will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation. We have also engaged Alliance Advisors, LLC, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of $5,500, plus per item fees and reimbursement of reasonable out-of-pocket expenses.

Our Annual Report on Form 10-K accompanies this Proxy Statement. Any stockholder who has not received a copy of the Form 10-K may obtain a copy by writing to the Corporate Secretary of Sugar Creek Financial or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 17, 2015.” The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this Proxy Statement by reference.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Phyllis J. Brown
Corporate Secretary

Trenton, Illinois

July 17, 2015

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SUGAR CREEK FINANCIAL CORP.

2015 RESTRICTED STOCK PLAN

ARTICLE 1 – GENERAL

Section 1.1           Purpose, Effective Date and Term.  The purpose of the Sugar Creek Financial Corp. 2015 Restricted Stock Plan (the “Plan”) is to promote the long-term financial success of Sugar Creek Financial Corp. (the “Company”), and its Subsidiaries, including Tempo Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan shall be the date the Plan is approved by the Company’s stockholders.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2           Administration. The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1 of the Plan.

Section 1.3           Participation. Each Employee or Director who is granted an Award in accordance with the terms of the Plan shall be a Participant in the Plan.  Awards shall be limited to Employees and Directors.

Section 1.4           Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1           General. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to any Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.6 of the Plan, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)          Restricted Stock. Restricted Stock means a grant of shares of Stock under Section 2.2 of the Plan for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(b)          Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.3 of the Plan denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash.

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Section 2.2           Restricted Stock.

(a)          Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period or market or performance conditions that must be satisfied in order to vest in the Award; and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Sugar Creek Financial Corp. dated [Date], made pursuant to the terms of the Sugar Creek Financial Corp. 2015 Restricted Stock Plan (the “Plan”), copies of which are on file at the executive offices of Sugar Creek Financial Corp., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of the Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)          Terms and Conditions.         Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)          Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies the determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be retained by the Company and shall be held until the Stock subject to the Restricted Stock Award vests in the Participant. Upon the vesting of the Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) attributable to the Restricted Stock Award to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock Award vests. Alternatively, but only if determined by the Committee at the time of Award and set forth in the Award Agreement, cash dividends or distributions declared on the Restricted Stock shall be distributed to the Participant who has been granted the Restricted Stock at the same time as the dividends or distributions are distributed to other stockholders without regard to whether the Restricted Stock is vested. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

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(ii)        Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)        Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector(s) of election, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.3           Restricted Stock Units.

(a)          Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall specify: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s Service, as the Committee may, in its discretion, prescribe.

(b)          Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)          A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Restriction Period (as defined below), the number of Restricted Stock Units granted, and any other provisions, including the effect of termination of a Participant’s Service, as the Committee shall determine. The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any stock exchange or market upon which the shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of the Restricted Stock Units. Restricted Stock Unit Awards shall be paid in shares of Stock, provided that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash or a combination of cash and Stock.

(ii)         The Committee may, in connection with the grant of Restricted Stock Units, condition the vesting thereof upon the attainment of one or more performance measures. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

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(iii)        Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of the Restricted Stock Unit Award for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)        A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares (or cash) subject to such Restricted Stock Unit are distributed.

Section 2.4           Vesting of Awards.

(a)          The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate of twenty percent (20%) per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement or Involuntary Termination of Employment following a Change in Control).

(b)          Performance measures may be based on any measure determined by the Committee, including book value or tangible book value per share; basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders' equity; cash return on average stockholders' equity; return on average tangible stockholders' equity; cash return on average tangible stockholders' equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing.

(c)          Notwithstanding Section 2.6 and Article 4 hereof, the Committee may determine that all Awards shall be fully earned and vested immediately.

Section 2.5           Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.5 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

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Section 2.6           Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or Subsidiary and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)          Upon a Participant’s Termination of Service for any reason other than Disability or death, any Awards that have not vested as of the date of Termination of Service shall expire and be forfeited.

(b)          In the event of a Termination of Service for Cause, all Awards granted to a Participant that have not vested shall expire and be forfeited.

(c)          Upon Termination of Service because of Disability or death, and if specifically provided by the Committee, upon Retirement, all Awards shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service.

(d)          Notwithstanding the provisions of this Section 2.6, the effect of a Change in Control on the vesting of Awards is as set forth in Article 4 of the Plan.

ARTICLE 3 - Shares Subject to Plan

Section 3.1           Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2           Share Limitations.

(a)          Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to twenty-one thousand four hundred (21,400) shares of Stock.

(b)          Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of Restricted Stock and Restricted Stock Units, the number of shares of Stock available for the granting of additional Awards shall be reduced by the number of shares of Stock in respect of which the Restricted Stock and Restricted Stock Units are granted or denominated. To the extent any shares of Stock covered by an Award under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of, rather than by the net number of, shares of Stock issued.

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Section 3.3           Corporate Transactions.  In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Restricted Stock and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant and (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Restricted Stock and Restricted Stock Units. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Restricted Stock and Restricted Stock Units (including, without limitation, cancellation of Restricted Stock and Restricted Stock Units in exchange for the Fair Market Value, if any, or substitution or exchange of Restricted Stock and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or Subsidiary or the financial statements of the Company or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

Section 3.4           Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)          Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)          Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1           Consequence of a Change in Control. Subject to the provisions of Section 2.4 (relating to vesting and acceleration) and Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Subsidiary and an Employee:

(a)          At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (b) hereof.

(b)          In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

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Section 4.2           Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)          Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)          Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c)          Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)          Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1           Administration. The Plan shall be administered by the members of the Board of Directors who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board of Directors shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

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Section 5.2           Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)          the Committee shall have the authority and discretion to select Employees and Directors who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)          The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)          The Committee shall have the authority to define terms not otherwise defined herein.

(d)          Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)          In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3           Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4           Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

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Section 5.5           Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1           General.  The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.5, Section 3.3 and Section 6.2 of the Plan) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3 of the Plan, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2           Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.5 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1           No Implied Rights.

(a)          No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

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(b)          No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

Section 7.2           Transferability.  Awards shall not be transferable prior to the time that the Awards vest in the Participant.

Section 7.3           Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4           Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval nor the approval of the Plan shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as either may deem desirable.

Section 7.5           Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6           Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7           Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8           Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and as may be specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

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Section 7.9           Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board of Directors (including a committee of the Board of Directors) who are duly authorized to act for the Board of Directors, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or Subsidiary.

Section 7.10         Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11         Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3 of the Plan, or an Employee, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12         No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13         Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Illinois, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

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Section 7.14         Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15         Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16         Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)          in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)          in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary.

Section 7.17         Forfeiture Events.

(a)          The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)          If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned (or the Company shall reverse the corresponding accrual) during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

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In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1           In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)          “Award” means any Restricted Stock or Restricted Stock Unit, granted to a Participant under the Plan.

(b)          “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an Award under the Plan. The document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(c)          “Board of Directors” means the Board of Directors of the Company.

(d)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Company’s or the Bank’s Code of Ethics and Business Conduct (or similar document), material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Company or the Bank, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Company or the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(e)          “Code” means the Internal Revenue Code of 1986, as amended, and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

(f)          “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(g)          “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

(h)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Bank’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

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(i)          “Disinterested Board Member” means a member of the Board of Directors who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(j)          “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(k)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(l)          “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i)          the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii)         if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use.

(m)          A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least thirty-five (35) miles further away from the Employee Participant’s principal residence prior to the Change in Control.

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(n)          “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.

(o)          “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(p)          “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(q)          “SEC” means the United States Securities and Exchange Commission.

(r)          “Securities Act” means the Securities Act of 1933, as amended from time to time.

(s)          “Service” means service as an Employee, or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director, unless otherwise determined by the Committee.

(t)          “Stock” means the common stock of the Company, $0.01 par value per share.

(u)          “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(v)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)          The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

A-15

(ii)         The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (ii), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)        If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)        A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v)         Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (v), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.5 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company or Subsidiary and the Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi)        With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment shall not constitute Termination of Service so long as the Participant continued to serve as a Director.

A-16

(w)          “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2           In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)          actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)          references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)          in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)          references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)          indications of time of day mean Illinois time;

(f)          “including” means “including, but not limited to”;

(g)          all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)          all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)          the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)          any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)          all accounting terms not specifically defined herein shall be construed in accordance with U.S. GAAP.

#       #       #

A-17

Sugar Creek FINANCIAL CORP

Admission Ticket

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" all the nominees listed and "FOR" Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - Gary R. Schwend	☐	☐
02 - Timothy W. Deien	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign, but only one signature is required. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

2 2 D V

024QDB

2015 Annual Meeting Admission Ticket

2015 Annual Meeting of Stockholders
Sugar Creek Financial Corp.

Monday, August 17, 2015, 2:00 p.m. Local Time
Trenton House Restaurant
2 East Broadway, Trenton, Illinois

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

IMPORTANT ANNUAL MEETING INFORMATION
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 17, 2015.

ANNUAL REPORT\PROXY STATEMENT ARE AVAILABLE AT:

www.edocumentview.com/SUGR

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Sugar Creek
FINANCIAL CORP

Proxy — Sugar Creek Financial Corp.

Notice of 2015 Annual Meeting of Stockholders

Trenton House Restaurant
2 East Broadway, Trenton, Illinois
Proxy Solicited by Board of Directors for Annual Meeting – August 17, 2015

Robert J. Stroh, Jr. and Francis J. Eversman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Sugar Creek Financial Corp. to be held on August 17, 2015 or at any postponement or adjournment thereof.

Shares represented by this proxy, if properly signed and dated, will be voted by the above-named Proxies. If no such directions are indicated, the Proxies will have authority to vote "FOR" all of the nominees for director and "FOR" Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

Sugar Creek
FINANCIAL CORP

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote "FOR" all the nominees listed and "FOR" Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - Gary R. Schwend	☐	☐
02 - Timothy W. Deien	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign, but only one signature is required. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

024QEB

IMPORTANT ANNUAL MEETING INFORMATION
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 17, 2015.

ANNUAL REPORT\PROXY STATEMENT ARE AVAILABLE AT:

www.edocumentview.com/SUGR

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Sugar Creek
FINANCIAL CORP

Proxy — Sugar Creek Financial Corp.

Notice of 2015 Annual Meeting of Stockholders

Trenton House Restaurant
2 East Broadway, Trenton, Illinois
Proxy Solicited by Board of Directors for Annual Meeting – August 17, 2015

Robert J. Stroh, Jr. and Francis J. Eversman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Sugar Creek Financial Corp. to be held on August 17, 2015 or at any postponement or adjournment thereof.

Shares represented by this proxy, if properly signed and dated, will be voted by the above-named Proxies. If no such directions are indicated, the Proxies will have authority to vote "FOR" all of the nominees for director and "FOR" Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

Dear ESOP Participant:

On behalf of the Board of Directors of Sugar Creek Financial Corp. (the “Company”), please find enclosed a voting instruction form to convey your voting instructions to First Trust of MidAmerica (the “Trustee”), the trustee of the Tempo Bank Employee Stock Ownership Plan (the “ESOP”), on the proposals to be presented at the Company’s Annual Meeting of Stockholders on August 17, 2015. Also enclosed is the Notice and Proxy Statement for the Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K.

As a participant in the ESOP, you are entitled to instruct the Trustee how to vote the shares of Company common stock allocated to your account as of June 26, 2015, the record date for the Company’s Annual Meeting of Stockholders. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee no later than August 10, 2015. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties. Please complete, sign, date and return promptly the enclosed ESOP voting instruction form in the accompanying postage paid envelope.

Your voting instructions will not be revealed, directly or indirectly, to any employee or director of the Company or Tempo Bank.

If you participate in other stock-based benefit plans, you will receive a separate voting instruction form for each plan. Please submit all voting instruction forms you receive.

Sincerely,

Robert J. Stroh, Jr.
Chairman, Chief Executive Officer and Chief Financial Officer

TEMPO BANK EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

VOTE AUTHORIZATION FORM

I understand that First Trust of MidAmerica (the “Trustee”), the trustee for the Tempo Bank Employee Stock Ownership Plan (the “ESOP”), is the holder of record and custodian of all shares of Sugar Creek Financial Corp. (the “Company”) common stock allocated to my account in the ESOP. I further understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on August 17, 2015.

Accordingly, the Trustee is hereby authorized to vote all shares allocated to my account as follows:

1.	The election as directors of the nominees listed.

	FOR	WITHHOLD

Gary R. Schwend	☐	☐

Timothy W. Deien	☐	☐

2.	The ratification of the appointment of Michael Trokey & Company, P.C. to serve as the independent registered public accounting firm of Sugar Creek Financial Corp. for the fiscal year ending March 31, 2016.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES

FOR DIRECTOR AND “FOR” THE OTHER LISTED PROPOSAL.

Date	Signature

Please complete, date, sign, date and return this form in the enclosed, postage-paid envelope no later than August 10, 2015.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Sugar Creek Financial Corp. (the “Company”), please find enclosed a voting instruction form to convey your voting instructions to Pentegra Trust Company (the “Trustee”), the trustee of the Tempo Bank Employees’ Savings and Profit-Sharing Plan and Trust (the “401(k) Plan”), on the proposals to be presented at the Company’s Annual Meeting of Stockholders on August 17, 2015. Also enclosed is the Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K.

As a 401(k) Plan participant investing in the Sugar Creek Financial Corp. Stock Fund in the 401(k) Plan, you are entitled to direct the Trustee on how to vote the shares of Company common stock credited to your 401(k) Plan account as of June 26, 2015, the record date for the Annual Meeting of Stockholders.

To direct the Trustee how to vote the shares of common stock credited to your 401(k) Plan account, please complete, sign, date and return the enclosed 401(k) Plan voting instruction form in the postage paid envelope provided no later than August 10, 2015.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Tempo Bank.

If you participate in more than one stock-based benefit plan, you will receive a separate voting instruction form for each plan. Please submit all voting instruction forms you receive.

Sincerely,

Robert J. Stroh, Jr.
Chairman, Chief Executive Officer and Chief Financial Officer

TEMPO BANK EMPLOYEE SAVINGS AND PROFIT-SHARING PLAN AND TRUST

VOTE AUTHORIZATION FORM

I understand that Pentegra Trust (the “Trustee”), the trustee of the Tempo Bank Employees’ Savings and Profit-Sharing Plan and Trust (“401(k) Plan”), is the holder of record and custodian of all shares of Sugar Creek Financial Corp. (the “Company”) common stock credited to my account in the 401(k) Plan. I further understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on August 17, 2015.

Accordingly, the Trustee is hereby authorized to vote all shares credited to my account as follows:

1.	The election as directors of the nominees listed.

	FOR	WITHHOLD

Gary R. Schwend	☐	☐

Timothy W. Deien	☐	☐

2.	The ratification of the appointment of Michael Trokey & Company, P.C. to serve as the independent registered public accounting firm of Sugar Creek Financial Corp. for the fiscal year ending March 31, 2016.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES

FOR DIRECTOR AND “FOR” THE OTHER LISTED PROPOSAL.

Date	Signature

Please complete, date, sign and return this form in the enclosed, postage-paid envelope no later than August 10, 2015.